                                                                    EXHIBIT 10.1

                               SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES  PURCHASE  AGREEMENT is made and entered into this 10th day of February,  2003, by and between Cognigen Networks,  Inc. ("Seller") and David
Stone and Harry Gorlovezsky (collectively, "Purchaser").

                                          RECITALS

     A. Seller is the holder of 4,530,422 8% Series A Preferred Shares (the "AIC
Preference  Shares"),  2,581,878  Investment  Class Shares (the "AIC  Investment
Shares"),  and Warrants to purchase  650,000  Investment  Class Shares (the "AIC
Warrants")  of  American  Internet  Communications,  L.L.C.,  a Florida  limited liability Company (the "Corporation").

     B. Seller desires to sell and Purchaser desires to purchase all of Seller's
AIC Preference  Shares,  Investment Class Shares and AIC Warrants  (collectively
"AIC Securities").

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and  agreements  contained  herein,  the  parties  hereto do  hereby  represent, warrant, covenant and agree as follows:

                                   Article 1.
                              TERMS OF TRANSACTION

     1.1. Purchase and Sale.  Purchaser hereby agrees,  subject to the terms and conditions of this Agreement, to purchase from Seller, and Seller hereby agrees, subject to the terms and conditions of this Agreement,  to sell to Purchaser the
AIC Securities.

     1.2. Purchase Price. The total consideration  ("Purchase Price") to be paid by Purchaser  to Seller for the AIC  Securities  is $22,500,  $5,000 of which is
hereby   acknowledged  as  having  been  received  by  Seller  and  which  Buyer acknowledges is nonrefundable.

     1.3. Securities  Certificate.  Upon receipt of the balance of $17,500 on or before the Closing, Seller shall assign the AIC Securities to Buyer.

                                    Article 2.
                                     CLOSING

     The AIC  Securities  transaction  contemplated  herein shall be consummated
(the "Closing") by Purchaser bank wire  transferring  $17,500 to Seller by March
5, 2007. All bank wire transfers shall be sent to the Bank of America, San Louis
Obispo, California, ABA routing number ************ for credit to account number
********** or whichever  account the Seller  hereafter may designate in writing, in the name of Cognigen Networks, Inc. Upon receipt of the wire transfer by such date,  Seller shall assign and send the AIC Securities to Purchaser by overnight delivery  service to 2999 N.E.  191st  Street,  Suite 406,  North  Miami  Beach,
Florida  33180.  If the $17,500 is not  received by Seller by 5:00 p.m. on March
__, 2003,  this Securities  Purchase  Agreement shall terminate and Seller shall retain the $5,000 set forth above.

                                   Article 3.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement  to Seller to enter into this  Agreement and to consummate the  transactions  contemplated  hereby,  Purchaser  represents  and warrants to
Seller and to the Corporation as follows:

     3.1. Authority. Purchaser has full power and authority to make, execute and perform this Agreement and the transactions  contemplated hereby. This Agreement is a valid and binding  obligation of Purchaser  enforceable in accordance  with its terms.

     3.2.  No Default  Resulting  From  Agreement.  Neither  the  execution  and delivery of this  Agreement nor the  performance  of its terms by Purchaser will result in any material  breach of the terms and  conditions  of, or constitute a default  under,  any material  agreement,  lease,  mortgage,  note,  instrument, undertaking,  judgment,  decree,  governmental  order  or other  restriction  or obligation to which Purchaser is a party which prohibits  Purchaser's ability to perform its obligations pursuant to this Agreement.

     3.3.  Required  Consents and  Approvals.  No  application,  notice,  order, registration,  qualification,  waiver,  consent,  approval,  or other  action is required to be filed,  given,  obtained,  or taken by Purchaser by virtue of the execution,  delivery,  and performance of this Agreement or the  consummation of the transactions contemplated hereby.

     3.4.  Brokerage.  No third party shall be entitled to receive any brokerage commissions,  finder's  fees,  fees for financial  advisory  services or similar compensation in connection with the  transactions  contemplated by the Agreement based on any arrangement or agreement made by or on behalf of Purchaser.

     3.5.  Investment  Intent.  Purchaser is purchasing  the AIC  Securities for
Purchaser's own account with the present intention of holding the AIC Securities for  investment  purposes and not with a view to or for sale in connection  with any distribution of the AIC Securities in violation of any applicable securities law. Buyer will refrain from  transferring or otherwise  disposing of any of the
AIC Securities, or any interest therein, in such manner as to cause Seller to be in violation of the registration  requirements of the Securities Act of 1933, as amended ("Act"), or applicable state securities or blue sky laws.

     3.6. Financial  Position.  Purchaser is in a financial position to hold the
AIC Securities for an indefinite period of time and is able to bear the economic risk  and  withstand  a  complete  loss  of  Purchaser's  investment  in the AIC
Securities.

     3.7. Investment Experience.  Purchaser believes Purchaser,  either alone or with the assistance of Purchaser's  professional advisor, has such knowledge and experience  in  financial  and  business  matters  that  Purchaser is capable of evaluating  the  merits  and  risks  of the  prospective  investment  in the AIC
Securities.  Purchaser has obtained,  to the extent  Purchaser deems  necessary,
Purchaser's own personal professional advice with respect to assessing the risks inherent in an  investment  in the AIC  Securities,  and the  suitability  of an investment in the AIC Securities in light of Purchaser's financial condition and investment needs.

     3.8. Access to Information.  Because of Purchaser's  relationship  with the
Corporation,   Purchaser  has  full  and  complete  information   regarding  the
Corporation.

     3.9. AIC Securities not Transferable.  Purchaser  realizes that (i) the AIC
Securities  have not  been  registered  under  the Act or any  applicable  state securities  laws and,  therefore,  cannot be sold unless  they are  subsequently registered  under such securities laws or exemptions from such  registration are available, (ii) there is presently no public market for the AIC Securities,  and
Purchaser may not be able to liquidate Purchaser's investment in the event of an emergency or pledge the AIC  Securities  as collateral  security for loans,  and
(iii) the transferability of the AIC Securities is restricted by a legend placed on the certificates evidencing the AIC Securities.

                                   Article 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     As an  inducement  to  Purchaser  to  enter  into  this  Agreement  and  to consummate the transactions  contemplated hereby, Seller represents and warrants to Purchaser as follows:

     4.1.  Authority.  Seller has full power and authority to make,  execute and perform  this  Agreement  and  the  transactions  contemplated  hereby  and  the execution,  delivery and  performance  of this Agreement and that this Agreement has been duly and validly  executed  and  delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

     4.2. Title. When issued, sold,  transferred and delivered to Purchaser upon payment of the Purchase Price  therefor,  the AIC Securities  will be fully paid and non-assessable,  free and clear of all mortgages,  pledges,  liens, security interests,  conditional sale agreements,  charges, encumbrances and restrictions of every nature.

     4.3.  Access  to  Information.  Seller  has been  given  access to full and complete  information  regarding the Corporation and has utilized such access to
Seller's  satisfaction.  Seller has  either  attended  or been given  reasonable opportunity to attend a meeting with  representatives of the Corporation for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering of the AIC Securities and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information regarding the Corporation.

                                   Article 5.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

     All of the  obligations  of Seller under this  Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions,  any one or more of which may be waived in writing by Seller:

     5.1. Accuracy of Representations  and Warranties.  The  representations and warranties of Purchaser  contained  herein or in any certificate,  schedule,  or other document  delivered by Purchaser  pursuant to the provisions hereof, or in connection  herewith,  shall be true and correct in all material  respects as of the Closing with the same effect as though such  representations  and warranties had been made at the  Closing,  except to the extent  such  representations  and warranties  expressly  relate  only to an earlier  date,  and except for changes contemplated by this Agreement or approved in writing by Seller.

     5.2.  Compliance  With  Conditions.  Purchaser  shall  have  performed  and complied with all  agreements  and  conditions  required by this Agreement to be performed or complied with by it prior to or at the Closing.

     5.3. Purchase Price.  Purchaser shall have delivered to Seller the Purchase
Price.

                                   Article 6.
              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

     All of the obligations of Purchaser under this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions,  any one or more of which may he waived in writing by Purchaser:

     6.1. Accuracy of Representations  and Warranties.  The  representations and warranties of Seller  contained herein shall be true and correct in all material respects as of the Closing  with the same effect as though such  representations and  warranties  had  been  made  at the  Closing,  except  to the  extent  such representations  and  warranties  expressly  relate only to an earlier date, and except for  changes  contemplated  by this  Agreement  or approved in writing by
Seller.

     6.2.  Compliance With Conditions.  Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                                   Article 7.
                                  MISCELLANEOUS

     7.1.  Notices.  Except as  provided  in Article 2, all  notices,  requests, demands and other  communications  required or permitted  hereunder  shall be in writing  and shall be deemed to have been duly  given if  delivered  or  mailed, first class, certified mail, postage prepaid, return receipt requested:

            a.    To Purchaser at:

                   David Stone
                   2999 N.E. 191st Street, Suite 406
                   Miami, FL  33180

                   Harry Gorlovezsky
                   2999 N.E. 191st Street, Suite 406
                   Miami, FL  33180

            b.     To Seller at:

                   Cognigen Networks, Inc.
                   7001 Seaview Ave., N.W., #210
                   Seattle, WA  98117
                     Attn.:  Darrell H. Hughes

     7.2. Entire Agreement.  This Agreement supersedes all prior discussions and agreements  between  Purchaser and Seller with respect to the matters  contained herein and this Agreement  constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof

     7.3.  Amendments  and  Waivers.  This  Agreement  may be amended only by an instrument  in writing  executed by the party  against whom  enforcement  of the amendment is sought.  Seller and Purchaser  may, by a signed  writing,  give any consent,  take any action,  waive any inaccuracies in  representations  or other compliance  by the other party to any of the  covenants  or  conditions  herein, modify the terms of this Agreement, or take any other action deemed by Seller or
Purchaser  to  be  necessary  or  appropriate  to  consummate  the  transactions contemplated by this Agreement.

     7.4. Counterparts;  Headings.  This Agreement may be executed in any number of  counterparts,  each of which shall be deemed an  original,  but all of which shall  constitute one and the same  instrument.  The headings herein set out are for  convenience  of  reference  only  and  shall  not be  deemed a part of this
Agreement.

     7.5.  Binding Effect.  This Agreement shall be binding upon and shall inure
to  the   benefit   of  the   parties   hereto  and  their   respective   heirs,
representatives,  successors and assigns,  but no party may assign,  delegate or otherwise transfer any of such party's rights,  duties or obligations  hereunder or interest herein without the written consent of the other party hereto.

     7.6. Further Assurances.  After the Closing,  each party, at the request of the other party,  shall execute,  deliver and  acknowledge  where necessary from time to time  such  other  and  further  acts and  things  as may be  reasonably necessary to more fully and effectively consummate the transactions contemplated by this Agreement.

     7.7.  Governing  Law. The validity  and effect of this  Agreement  shall be governed by and construed and enforced in accordance  with the laws of the State of Colorado.

     IN WITNESS  WHEREOF,  the parties  have caused  this  Agreement  to be made effective on the day and year first above written.

                                    PURCHASER:

                                    /s/ David Stone
                                    David Stone

                                    /s/ Harry Gorlovezsky
                                    Harry Gorlovezsky

                                    SELLER:

                                    COGNIGEN NETWORKS, INC.

                                    By:/s/ Darrell H. Hughes
                                       Darrell H. Hughes, President